8. COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
8. COMMITMENTS AND CONTINGENCIES

Operating Leases – Effective January 31, 2011, the Company terminated the lease on 12,000 square feet of laboratory space in another building in the same center as the Company’s corporate offices and research and development facilities, which lease would have otherwise terminated in February 2012. Under the lease termination agreement the Company paid a $60,000 termination fee, which was charged to expense. Effective July 31, 2012, the lease on 28,000 square feet of the Company’s research and development facilities expired. The Company currently leases facilities under a non-cancelable operating lease, which expires in June 2015. The remaining lease payments under this lease total $236,335. The Company has started the process of reviewing its lease renewal options.

For the years ended June 30, 2014, 2013 and 2012, rent expense was $219,686, $372,754, and $915,469, respectively.

Capital Leases – The Company has acquired certain of its equipment under leases classified as capital leases. The remaining capital lease was paid in full during fiscal year 2014.

Employment Agreements – The Company has employment agreements with two executive officers which provide a stated annual compensation amount, subject to annual increases, and annual bonus compensation in an amount to be approved by the Company’s Board of Directors. Each agreement allows the Company or the employee to terminate the agreement in certain circumstances. In some circumstances, early termination by the Company may result in severance pay to the employee for a period of 18 to 24 months at the salary then in effect, continuation of health insurance premiums over the severance period and immediate vesting of all stock options and restricted stock units. Termination following a change in control will result in a lump sum payment of one and one-half to two times the salary then in effect and immediate vesting of all stock options and restricted stock units.

Employee Retirement Savings Plan – The Company maintains a defined contribution 401(k) plan for the benefit of its employees. The Company currently matches a portion of employee contributions to the plan. For the years ended June 30, 2014, 2013 and 2012, Company contributions were $140,870, $150,256, and $124,351, respectively.

Contingencies – The Company accounts for litigation losses in accordance with ASC 450-20, “Loss Contingencies.” Under ASC 450-20, loss contingency provisions are recorded for probable losses when management is able to reasonably estimate the loss. Any outcome upon settlement that deviates from the Company’s best estimate may result in additional expense or in a reduction in expense in a future accounting period. The Company records legal expenses associated with such contingencies as incurred.

The Company is involved, from time to time, in various claims and legal proceedings arising in the ordinary course of its business. The Company is not currently a party to any such claims or proceedings that, if decided adversely to it, would either individually or in the aggregate have a material adverse effect on its business, financial condition or results of operations.